EXHIBIT 1
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                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  November 8, 2004



                                PERSEUS 2000, L.L.C.

                                By:     Perseus 2000 Management, L.L.C.
                                        Managing Member

                                By:     Perseus EC, L.L.C.
                                        Managing Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                PERSEUS 2000 MANAGEMENT, L.L.C.

                                By:     Perseus EC, L.L.C.
                                        Managing Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                PERSEUS EC, L.L.C.


                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer


                                PERSEUSPUR, L.L.C.


                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer



                                 /s/ Rodd Macklin, Attorney-in-Fact
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                                 FRANK H. PEARL